Investment Strategy - Strive 1000 Growth ETF	Jun. 23, 2025
Prospectus [Line Items]
Strategy [Heading]	The following is added at the end of the section entitled “Principal Investment Strategies” on pages 1 and 7 of the Summary Prospectus and Prospectus, respectively:
Strategy Narrative [Text Block]
The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non‑diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. Shareholder approval will not be sought if the Fund becomes “non‑diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index. The Fund discloses its portfolio holdings and weightings at www.strivefunds.com/stxg.